UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2017

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on June 1, 2017, Gannett Co., Inc. (“Gannett”) amended its 2015 Deferred Compensation Plan Rules for Post-2004 Deferrals and 2015 Deferred Compensation Plan Rules for Pre-2005 Deferrals (together, the “Plans”). Gannett adopted the amendments in connection with the spinoff of Cars.com Inc. (“Cars.com”) as a separate, publicly traded company by TEGNA Inc. (“TEGNA”), Gannett’s former parent company. The amendment to each Plan modified such Plan to provide that, as a result of the spinoff, participant accounts deemed invested in the TEGNA stock fund of such Plan will be credited with hypothetical shares of Cars.com consistent with the terms of the Cars.com spinoff, and the Plan will establish a separate hypothetical Cars.com stock fund to track those shares. Each amendment also provided that participants in the applicable Plan may elect to allocate out of the Cars.com stock fund, but may not allocate additional amounts into the fund. In addition, deemed cash dividends relating to hypothetical Cars.com stock in the hypothetical Cars.com stock fund of each Plan will not be deemed reinvested in Cars.com stock, but instead will be hypothetically invested proportionately in the investment funds selected by the participant, or, in the absence of an explicit investment direction, in the default investment fund.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Gannett Co., Inc. 2015 Deferred Compensation Plan Rules for Post-2004 Deferrals, Amendment No. 2, effective as of June 1, 2017

10.2	Gannett Co., Inc. 2015 Deferred Compensation Plan Rules for Pre-2005 Deferrals, Amendment No. 1, effective as of June 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: June 6, 2017	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gannett Co., Inc. 2015 Deferred Compensation Plan Rules for Post-2004 Deferrals, Amendment No. 2, effective as of June 1, 2017

10.2	Gannett Co., Inc. 2015 Deferred Compensation Plan Rules for Pre-2005 Deferrals, Amendment No. 1, effective as of June 1, 2017